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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934


               INTEGRATED SENSOR SOLUTIONS, INC.
     (Exact name of registrant as specified in its charter)



   (State of incorporation)     (I.R.S. Employer Identification No.)
           DELAWARE                          77-0212047



(Address of principal executive offices)     (Zip Code)
    625 River Oaks Parkway                     95134
         San Jose, CA

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of each class           Name of each exchange on which
     to be so registered           each class is to be registered

        Not applicable                          None

    If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

    If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

    Securities Act registration statement file number to which this form relates: 333-41351

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        Common Stock, $0.001 par value
                               (Title of class)

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     ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2, (Commission File No. 333-41351), filed with the Securities and Exchange Commission (the "Form SB-2 Registration Statement") is hereby incorporated by reference.

     ITEM 2.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

          1. Certificate of Incorporation of Integrated Sensor Solutions, Inc., a Delaware corporation, incorporated by reference to Exhibit 3.1 to the Registrant's Form SB-2 Registration Statement.

          2. Bylaws of Integrated Sensor Solutions, Inc., a Delaware corporation, incorporated by reference to
               Exhibit 3.2 to the Registrant's Form SB-2 Registration
               Statement.




                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   INTEGRATED SENSOR SOLUTIONS,
                                   INC.

Date:  February 27, 1998


                                   By:      /s/ David Satterfield
                                           --------------------------------
                                           David Satterfield
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit                           Description
-------                           -----------
   1 Certificate of Incorporation of Integrated Sensor Solutions, Inc., a Delaware corporation, incorporated by reference to Exhibit 3.1 to the Registrant's Form SB-2 Registration Statement.

   2 Bylaws of Integrated Sensor Solutions, Inc., a Delaware corporation, incorporated by reference to Exhibit 3.2 to the Registrant's
          Form SB-2 Registration Statement.




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